UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2012

China Botanic Pharmaceutical Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-34808 (Commission File Number)	88-1273503 (IRS Employer Identification No.)

Level 11, Changjiang International Building No. 28, Changjiang Road Nangang District, Harbin Heilongjiang Province, P.R. China (Address of Principal Executive Offices)	150090 (Zip Code)

+86-451-5762-0378

(Registrant’s telephone number, including area code)

___________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 10, 2012 (Beijing Standard Time), at the Annual Meeting of the Stockholders, Company’s stockholders elected 5 directors, Mr. Shaoming Li, Mr. Zack Pan, Mr. Bingchun Wu, Mr. Changxiong Sun, and Mr. Dianjun Pi to serve as directors until the Annual Meeting of Stockholders for the year 2012.

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 10, 2012 (Beijing Standard Time), the Company held its Annual Meeting of Stockholders held at the Company’s corporate office at Level 11, Changjiang International Building, No. 28, Changjiang Road, Nangang District, Harbin, China. There were 37,239,536 shares of our common stock entitled to vote at the meeting and 33,526,265 shares were represented at the meeting in person or by proxy, constituting a quorum. The voting results are presented below.

Our stockholders elected 5 directors, Mr. Shaoming Li, Mr. Zack Pan, Mr. Bingchun Wu, Mr. Changxiong Sun, and Mr. Dianjun Pi to serve as directors until the Annual Meeting of Stockholders for the year 2012. The votes regarding the election of directors were as follows:

Name of Director	Votes For	Against	Abstain	Broker Non-Vote
Shaoming Li	28,323,063	362	3,893	5,208,556
Zack Pan	28,318,096	5,329	3,893	5,208,556
Bingchun Wu	28,323,299	126	3,893	5,208,556
Changxiong Sun	28,321,799	1,626	3,893	5,208,556
Dianjun Pi	28,323,425	0	3,893	5,208,556

Our stockholders ratified the Board’s appointment of Windes & McClaughry Accountancy Corporation as our independent registered public accounting firm for our fiscal year 2012. The votes regarding the ratification of our auditor were as follows:

For	Against	Abstain
33,518,497	6,468	1,300

Section 8-Other Events

Item 8.01 Other Events.

On April 10, 2012, the Company issued a press release relating to the results of the annual meeting, which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Section 9 – Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release Dated April 10, 2012 titled “China Botanic Announces Results of Annual General Meeting”

The information contained in Exhibits 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Botanic Pharmaceutical Inc.
a Nevada Corporation

Dated: April 11, 2012	/S/ David Dong
David Dong
Chief Financial Officer